POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Margaret W. Chambers, Marie
E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Premier Equity Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

 /S/ JOSEPH DIMARTINO                                 June 1, 1999
------------------------------------
Joseph DiMartino

 /S/ DAVID P. FELDMAN                                 June 1, 1999
------------------------------------
David P. Feldman

 /S/ JOHN M. FRASER                                   June 1, 1999
------------------------------------
John M. Fraser

 /S/ ROBERT R. GLAUBER                                June 1, 1999
------------------------------------
Robert R. Glauber

 /S/ JAMES F. HENRY                                   June 1, 1999
------------------------------------
James F. Henry

 /S/ ROSALIND G. JACOBS                               June 1, 1999
------------------------------------
Rosalind G. Jacobs

 /S/ IRVING KRISTOL                                   June 1, 1999
------------------------------------
Irving Kristol

 /S/ PAUL A. MARKS                                    June 1, 1999
------------------------------------
Paul A. Marks

 /S/ MARTIN PERETZ                                    June 1, 1999
------------------------------------
Martin Peretz

 /S/ BERT W. WASSERMAN                                June 1, 1999
------------------------------------
Bert W. Wasserman

                                POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Margaret W. Chambers, Douglas C. Conroy, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Premier Equity Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

 /S/ MARIE E. CONNOLLY                                June 1, 1999
------------------------------------
Marie E. Connolly

 /S/ FREDERICK C. DEY                                 June 1, 1999
------------------------------------
Frederick C. Dey